Exhibit 24

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of 13th day of February 2007

/s/ Bernard W. Aronson
Bernard W. Aronson

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of 13th day of February 2007

/s/ Arvid Grundekjoen Arvid Grundekjoen

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 25th day of February 2007

/s/ William L. Kimsey William L. Kimsey

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of 13th day of February 2007

/s/ Laura Laviada     Laura Laviada

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of 13th day of February 2007

/s/ Gert W. Munthe  Gert W. Munthe

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 26th day of February 2007

/s/ Eyal Ofer               Eyal Ofer

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of the ___ day of February 2007

/s/ Thomas J. Pritzker Thomas J. Pritzker

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of 22 th day of February 2007

/s/ William K. ReillyWilliam K. Reilly

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of 27th day of February 2007

/s/ Bernt Reitan         Bernt Reitan

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Brian J. Rice and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 to be field by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent many lawfully do or cause to be done by virtue hereof.

EXECUTED as of 13th day of February 2007

/s/ Arne Alexander Wilhelmsen Arne Alexander Wilhelmsen